UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

NOCOPI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	000-20333	87-0406496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9C Portland Road, West Conshohocken, Pennsylvania		19428
(Address of principal executive offices)		(Zip Code)

(610) 834-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1

Registrant hereby furnishes the Press Release dated June 12, 2013, attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Date: June 12, 2013	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Chief Financial Officer